PLAN OF MERGER
(Non-subsidiaries)

The following **PLAN OF MERGER** (***Plan of Merger***), by and among **Nutritional Health Institute Laboratories, LLC**, a Florida limited liability company (***NHIL LLC***), **Biovaccine, Inc.**, a Florida corporation (***Biovaccine***), and **World Health Solutions, LLC**, a Florida limited liability company (***WHS LLC***), was adopted and approved by each party to the merger in accordance with the applicable provisions of Chapters 605 and 607, Florida Statutes, and is being submitted in accordance therewith.

1. The name, jurisdiction, and type of entity of each **merging** entity are:

Name	Jurisdiction	Entity Type
Nutritional Health Institute Laboratories, LLC	Florida	Limited liability company
Biovaccine, Inc.	Florida	Corporation

2. The name, jurisdiction, and type of entity of each **surviving** entity are:

Name	Jurisdiction	Entity Type
World Health Solutions, LLC	Florida	Limited liability company

3. The merger was approved by each domestic limited liability company and/or corporation in accordance with the applicable provisions of Chapters 605 and 607, F.S.

4. Articles of Merger shall be filed with the Secretary of State of the State of Florida pursuant to Sections 605.1025 and 607.1109, F.S., upon approval of this Plan of Merger by all of the Members of the surviving entity and Members or shareholders of the merging entities.

5. The Merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State (the ***Effective Date***).

6. The separate existence and organization of NHIL LLC and Biovaccine shall cease upon the Effective Date, and thereafter ***WHS LLC*** shall continue as the surviving party and shall be governed by the laws of the State of Florida.

7. The existence of WHS LLC with all its purposes, powers, and objects shall continue unaffected and unimpaired by the Merger; and WHS LLC as the surviving entity shall succeed to all the rights, privileges, immunities, franchises, property, debts, choses in action, liabilities, and obligations, of a public as well as of a private nature, of NHIL LLC and Biovaccine.

8. Upon the Effective Date, the membership interests of the surviving entity and the membership interests or stock of the merging entities shall be cancelled; and new units or interests of WHS LLC shall be issued to the Members or Shareholders (***Owners***) based upon the relative value of the interests that each Owner held in the merging entities immediately prior to the Effective Date.

9. The Articles of Organization of the surviving entity shall continue to be its Articles of Organization following the Effective Date.

10. The Operating Agreement (as amended and/or amended and restated) of the surviving entity shall continue to be its Operating Agreement following the Effective Date.

11. The Manager of the surviving entity on the Effective Date shall continue as Manager of the surviving entity until his successor has been elected or appointed.

12. If, at any time after the Effective Date, the Member(s) of WHS LLC shall determine that any further deeds, bills of sale, assignments, or assurances of law, or any other things are necessary or desirable to vest, perfect, or confirm of record or otherwise in WHS LLC the right, title, or interest in any property or right of WHS LLC acquired or to be acquired by reason of, as a result of, or in connection with the merger, the Member(s) of WHS LLC and the Owners of the merging entities shall execute and deliver all such proper deeds, bills of sale, assignments, and assurances of law and do any and all things necessary or proper to vest, perfect, or confirm the right, title, or interest in such property and rights in WHS LLC and otherwise carry out the purposes of this Plan of Merger.

13. This Agreement and the transactions contemplated herein may be terminated at any time prior to the Effective Date of the merger.

World Health Solutions, LLC

By: [signature]
Mehran P. Ghazvini, its Manager

Nutritional Health Institute Laboratories, LLC

By: [signature]
Mehran P. Ghazvini, its Manager

Biovaccine, Inc.

By: [signature]
René M. Reed, its President

JOYCE CROSS
MY COMMISSION # EE165639
EXPIRES February 01, 2016
(407) 398-0153 FloridaNotaryService.com

STATE OF FLORIDA
COUNTY OF Leon

The foregoing instrument was acknowledged before me this 13th day of November, 2015, by **Mehran P. Ghazvini**, as Manager of **WORLD HEALTH SOLUTIONS, LLC**, a Florida limited liability company, on behalf of the company. Such person: ☐ is personally known to me; ☑ produced a current Florida driver's license as identification.

(Notarial Seal)

DANNY E. BLANCO
MY COMMISSION # FF 18529
EXPIRES: May 15, 2017

[signature]
(Signature of Notary Public)

Danny Blanco
(Typed or Printed Name of Notary Public)

h:\ss\rap\world health solutions\plan of merger v3.doc

STATE OF FLORIDA
COUNTY OF Leon

The foregoing instrument was acknowledged before me this 13th day of November, 2015, by **Mehran P. Ghazvini**, as Manager of **NUTRITIONAL HEALTH INSTITUTE LABORATORIES, LLC**, a Florida limited liability company, on behalf of the company. Such person: ☐ is personally known to me; ☒ produced a current Florida driver's license as identification.

(Notarial Seal)

DANNY E. BLANCO
MY COMMISSION # FF 18529
EXPIRES: May 15, 2017

[signature]
(Signature of Notary Public)

Danny Blanco
(Typed or Printed Name of Notary Public)

STATE OF FLORIDA
COUNTY OF Pinellas

The foregoing instrument was acknowledged before me this 10th day of November, 2015, by **René M. Reed**, as President of **BIOVACCINE, INC.**, a Florida corporation, on behalf of the corporation. Such person: ☐ is personally known to me; ☒ produced a current Florida driver's license or __________ as identification.

(Notarial Seal)

JOYCE CROSS
MY COMMISSION # EE165639
EXPIRES February 01, 2016
(407) 398-0153 FloridaNotaryService.com

[signature]
(Signature of Notary Public)

(Typed or Printed Name of Notary Public)